UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-02742)

Exact name of registrant as specified in charter:	Putnam Equity Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: November 30, 2009

Date of reporting period: December 1, 2008 — May 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEYAX

Putnam Equity Income Fund

Semiannual Report
5|31|09

A world of investing.™

Putnam INVESTMENTS

U.S.POSTAGE
3¢
4¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Equity Income
Fund

Semiannual Report
5 | 31 | 09

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s Portfolio Manager	7

Performance in depth	12

Expenses	14

Portfolio turnover	16

Your fund’s management	17

Terms and definitions	18

Trustee approval of management contract	19

Other information for shareholders	24

Financial statements	25

Message from the Trustees

Dear Fellow Shareholder:

Following many months of painful losses, the stock market finally reversed course this spring and posted solid gains. Returns in the fixed-income area have been more mixed, with Treasuries losing ground but corporate and high-yield debt rebounding. We are pleased to report that, in many instances, Putnam mutual fund performance has also been strong in recent months, demonstrating the power of active portfolio management and the substantial efforts of an investment team infused with new talent and a singular focus.

Putnam Investments and the Board of Trustees continue to evolve during this exciting time of renewal. After several years of steady leadership, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds. Effective July 1, 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

In other developments at Putnam, Walter C. Donovan, a 25-year investment industry veteran, has joined the firm as Chief Investment Officer. Mr. Donovan will oversee a reinvigorated investment organization strengthened by the recent arrival of several industry-leading senior portfolio managers, research analysts, and traders.

Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds and W. Thomas Stephens has rejoined the Board. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a multi-product investment management firm with more than $40 billion in assets under management. Mr. Stephens retired in December 2008 as Chairman and Chief Executive Officer of Boise Cascade, L.L.C., a paper, forest products, and timberland assets company.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking to harness the power of stock dividends since 1977

When a company is in a building phase, profits are generally reinvested in areas such as research or infrastructure. However, a large mature company that has progressed beyond the growth stage will often use a portion of its profits for dividends, paid directly to its shareholders. Putnam Equity Income Fund is composed primarily of stocks of large and midsize companies that pay dividends to their shareholders.

The issuance of dividends can be a positive indicator, often signaling that a company is profitable and has excess funds after its expenses are paid. It also represents management’s confidence in the company's continued financial health. Dividends can act as tangible evidence of a company’s ability and commitment to create shareholder value. In addition, dividends can also act as an incentive for investors to hold stock in a stable company that is not experiencing a great deal of growth.

Investors historically have turned to dividend-paying stocks for several reasons. They can offer a cash-in-hand return (versus future capital appreciation that may or may not occur), even in a bear market. They can also be reinvested, allowing an investor to take advantage of the power of compounding, which can serve as a valuable wealth-building benefit. In addition, should individual stocks decline in price, their dividend-paying counterparts can provide a cushion for portfolio returns, lessening the impact of other holdings’ losses. Dividend-paying stocks have traditionally played an important part in retirement planning by offering an income stream for investors on fixed incomes.

In addition to targeting dividend-paying companies, Putnam Equity Income Fund’s manager seeks to construct a portfolio of stocks whose issuing companies are undervalued and poised for positive change.

The goal is to uncover stocks that will appreciate in value as the market recognizes their long-term worth. From the universe of U.S. mid- and large-capitalization value stocks, the manager, together with Putnam’s equity analysts, seeks companies that are not only well established with solid fundamentals, but that continue to find ways to grow and remain profitable — and offer above-average dividends or dividend growth potential.

This fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise. The use of derivatives involves special risks and may result in losses.

Employing a rigorous
approach to stock selection.

In constructing the portfolio, the fund’s manager relies on the insights of a dedicated team of analysts who screen the markets for possible investment opportunities. The research that goes into building the portfolio employs a combination of fundamental and quantitative analysis, looking at each company’s financial health and past price behavior in different economic environments. Some of the criteria the team use include:

Quality Looking for high-quality companies, seeking characteristics such as sound balance sheets, profitable business models, and competent management.

Valuation Carefully considering how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s profit potential.

Change Focusing on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Dividends can bolster price appreciation
or help offset share price declines.

Performance
snapshot

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–14 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception date of class A shares of the fund.

† Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s Portfolio Manager

Bartlett Geer

How did the fund perform over the six-month reporting period?

Although the investment environment was certainly challenging, we’re pleased to report that Putnam Equity Income Fund outperformed both its benchmark and its peer group over the past six months. Class A shares of the fund returned 8.12%, compared with a decline of 0.79% for the Russell 1000 Value Index and a 3.56% increase for the average fund in the Lipper Equity Income Funds category.

What factors had the biggest impact on the fund and the market’s performance?

The stock market exhibited quite different characteristics during the first three months of the period compared to the second half. Until early March, investors were extremely risk-averse, market sentiment was negative, and stocks trended significantly lower, with the S&P 500 Index sinking to levels not seen in over 10 years. Since early March, however, we’ve seen a complete reversal, with investors seeking out some of the riskiest segments of the market and stocks mounting a significant rally.

As discussed in the fund’s annual report six months ago, I had positioned the portfolio more defensively, emphasizing companies with strong balance sheets and stable cash flows that I believed would perform well in

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/09. See page 6 and pages 12–14 for additional fund performance information. Index descriptions can be found on page 18.

a turbulent economic environment. This strategy was particularly beneficial to the fund during the bearish period that lasted until March. Although our conservative stance detracted somewhat from relative returns over the past three months, the fund’s earlier outperformance more than made up for that lag.

What has driven this dramatic change in investor behavior?

The federal government has taken aggressive action to stabilize the financial system, including cutting short-term interest rates to nearly zero percent and pumping hundreds of billions of stimulus and bailout dollars into the economy. I believe that this tsunami of stimulative action was eventually too much for investors to continue betting against, and their risk appetites returned.

Which market sectors have you found most attractive in this environment?

Utilities and health care are two traditionally defensive sectors that performed well for us during the past six months. I say they’re defensive because essentials like heat, electricity, and medical expenses are relatively insulated from economic cycles, so cash flows in those sectors are often more stable than in others. The fund had sizable overweight positions in both sectors, which helped performance. Moreover, the securities we owned outperformed those in the benchmark.

I also sought to limit the fund’s exposure to sectors that depend on consumer spending for growth, namely, the consumer discretionary sector. At the end of the period, the fund had an underweight position, which actually proved to be a detractor from performance. Prices of consumer discretionary stocks were extremely depressed in the

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 5/31/09. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

State Street Corp. (4.2%)	Financials	Investment banking/Brokerage
Total SA (France) (3.5%)	Energy	Oil and gas
Pfizer, Inc. (3.5%)	Health care	Pharmaceuticals
Exxon Mobil Corp. (3.2%)	Energy	Oil and gas
Chevron Corp. (2.8%)	Energy	Oil and gas
BP PLC (United Kingdom) (2.6%)	Energy	Oil and gas
Verizon Communications, Inc. (2.4%)	Communication services	Regional Bells
Amgen, Inc. (2.4%)	Health care	Biotechnology
AES Corp. (The) (2.4%)	Utilities and power	Power producers
Edison International (2.3%)	Utilities and power	Electric utilities

latter part of 2008, and the subsequent rally outpaced the broader market. That said, the stocks that the fund did hold in the sector performed quite well, and overall our exposure to the sector was a net positive for the fund.

What were some holdings that performed particularly well over the period?

The top contributor was financial services company State Street Corp., which the fund had held in the past. State Street suffered from negative price pressure as the subprime mortgage crisis spread throughout the financials sector. The stock became so inexpensive during the period that I decided the price was completely disconnected from the company’s true worth. So we established a large position, making it one of the fund’s top holdings. As of period end, shares of State Street have more than tripled in price from their lows in January.

As with State Street, I entered or increased a number of positions based primarily on changes in valuation. Two examples are Capital One Financial, the consumer and commercial lender, and TJX Companies, the parent company of T.J. Maxx, Marshalls, and other retail outlets. Regarding Capital One, I felt that the downside risks to the company were well known in the market, and the stock price more than fairly reflected those risks. I opportunistically increased our position, and the stock has since recovered substantially. With TJX, we have believed for some time that consumers would change their spending habits during the recession, but would not stop spending altogether. As a part of this thesis, we felt that discount retailers like the TJX companies represented an attractive opportunity, particularly after the stock’s price dropped dramatically in the fourth quarter of 2008. Our exposure helped fund performance after the shares rallied.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

AES Corporation, an international electric utility company that operates in nearly 30 countries, was a top contributor. The company makes relatively high use of leverage, meaning that it uses debt to finance investments, and this was a characteristic that investors were particularly squeamish about in 2008 and the beginning of 2009. AES has several new projects already in the pipeline, and we believed revenues were likely to grow in 2009. We established a sizable position, and the stock has performed well since.

Which holdings detracted from returns? Pepco Holdings and Edison International, two utility companies, hurt performance. About 25% of Pepco’s revenue historically has come from selling power in deregulated markets, which experienced some pricing weakness as the economy deteriorated. Edison International also traffics in deregulated power, which hurt that stock as well. Although utilities as a whole was a positive contributor for the fund over the period, the sector has sold off since March, and these two companies were among the harder hit.

Goldman Sachs and JPMorgan Chase were two stocks that performed well, but the fund’s underweight positions in both detracted from our relative performance. I believed the risks attached to commercial and investment banking business models in the current economy meant that more attractive opportunities existed elsewhere in the financials sector.

IN THE NEWS

Citigroup and General Motors Corp. were removed from the Dow Jones Industrial Average (DJIA) on June 1, 2009. Citigroup was dropped due to its substantial restructuring process, and General Motors because of its bankruptcy, an automatic disqualifier for DJIA membership. Dow Jones & Company, which manages the average, announced that the two companies were replaced by Travelers Companies and Cisco Systems. The DJIA, which consists of 30 stocks, is a widely cited measure of U.S. stock market performance. When the index was introduced 113 years ago, it included just 12 industrial companies. In 1928, it expanded to 30 stocks, and a divisor was introduced to adjust for the effects of stock splits, stock distributions, and stock substitutions. Index components change on a regular basis for varying reasons; the most recent modification occurred in September 2008, when Kraft Foods replaced American International Group. General Electric is the only stock in the current DJIA that was part of the original index in 1896.

What do you expect from the stock market in the coming months, and how are you positioning the fund?

The range of possible outcomes for the market over the next six to twelve months currently may be wider than I have ever seen in my 28-year career. So much of the market’s recent performance has been driven by government action, which can in many ways cloud the fundamental characteristics that typically drive equity performance, and I have been seeking to remain as flexible as possible. I’ve been looking at ways to take advantage of investment opportunities as they present themselves, which can mean moving in and out of a holding quickly as its valuation characteristics change. This is what active fund managers are ultimately asked to do, and I am optimistic that I can continue to deliver on that in the months ahead.

Thanks, Bart, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The fund’s quarterly dividend rate of $0.061 decreased to $0.045 per class A share effective June 2009. The fund has shifted its holdings to focus on securities that management believes offer higher total return potential, but in some cases offer lower current yields. In addition, a number of the portfolio’s holdings made cuts to their dividend payments during the period. Other share classes experienced similar dividend decreases.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/15/77)		(9/13/93)		(2/1/99)		(12/2/94)		(1/21/03)	(10/1/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.28%	9.07%	8.35%	8.35%	8.46%	8.46%	8.62%	8.49%	9.01%	9.37%

10 years	19.50	12.64	10.86	10.86	10.93	10.93	13.70	9.72	16.62	22.62
Annual average	1.80	1.20	1.04	1.04	1.04	1.04	1.29	0.93	1.55	2.06

5 years	4.55	–1.46	0.71	–0.73	0.76	0.76	2.00	–1.59	3.23	5.95
Annual average	0.89	–0.29	0.14	–0.15	0.15	0.15	0.40	–0.32	0.64	1.16

3 years	–14.99	–19.87	–16.86	–18.81	–16.80	–16.80	–16.23	–19.18	–15.61	–14.27
Annual average	–5.27	–7.12	–5.97	–6.71	–5.95	–5.95	–5.73	–6.85	–5.50	–5.00

1 year	–26.29	–30.54	–26.85	–30.45	–26.82	–27.54	–26.66	–29.21	–26.45	–26.07

6 months	8.12	1.86	7.77	2.77	7.85	6.85	7.92	4.15	8.04	8.36

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns For periods ended 5/31/09

		Lipper Equity Income Funds
	Russell 1000 Value Index	category average*

Annual average (life of fund)	—†	9.76%

10 years	2.15%	8.75
Annual average	0.21	0.65

5 years	–7.38	–2.46
Annual average	–1.52	–0.61

3 years	–28.78	–21.05
Annual average	–10.70	–7.70

1 year	–35.35	–30.97

6 months	–0.79	3.56

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/09, there were 312, 295, 233, 182, 103, and 4 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception date of class A shares of the fund.

Fund price and distribution information For the six-month period ended 5/31/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	2		2	2	2		2	2

Income	$0.137		$0.096	$0.097	$0.111		$0.126	$0.151

Capital gains	—		—	—	—		—	—

Total	$0.137		$0.096	$0.097	$0.111		$0.126	$0.151

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

11/30/08	$10.59	$11.24	$10.48	$10.51	$10.49	$10.87	$10.54	$10.59

5/31/09	11.30	11.99	11.19	11.23	11.20	11.61	11.25	11.31

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	2.16%	2.04%	1.43%	1.42%	1.71%	1.65%	1.96%	2.40%

Current 30-day SEC yield [2,3]
(with expense limitation)	N/A	1.70	1.08	1.08	N/A	1.27	1.56	2.04

Current 30-day SEC yield [3]
(without expense limitation)	N/A	1.67	1.06	1.06	N/A	1.25	1.53	2.01

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/15/77)		(9/13/93)		(2/1/99)		(12/2/94)		(1/21/03)	(10/1/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.32%	9.12%	8.39%	8.39%	8.50%	8.50%	8.66%	8.54%	9.05%	9.41%

10 years	19.34	12.47	10.67	10.67	10.65	10.65	13.48	9.52	16.43	22.36
Annual average	1.78	1.18	1.02	1.02	1.02	1.02	1.27	0.91	1.53	2.04

5 years	4.10	–1.88	0.30	–1.13	0.28	0.28	1.51	–2.05	2.80	5.47
Annual average	0.81	–0.38	0.06	–0.23	0.06	0.06	0.30	–0.41	0.55	1.07

3 years	–13.49	–18.47	–15.44	–17.42	–15.46	–15.46	–14.83	–17.83	–14.16	–12.84
Annual average	–4.72	–6.58	–5.44	–6.18	–5.44	–5.44	–5.21	–6.34	–4.96	–4.48

1 year	–17.71	–22.44	–18.37	–22.39	–18.37	–19.17	–18.19	–21.03	–17.95	–17.49

6 months	6.37	0.30	5.91	0.91	5.91	4.91	6.06	2.37	6.18	6.51

Fund’s annual operating expenses For the fiscal year ended 11/30/08

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.04%	1.79%	1.79%	1.54%	1.29%	0.79%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Equity Income Fund from December 1, 2008, to May 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.38	$10.26	$10.26	$8.97	$7.68	$5.09

Ending value (after expenses)	$1,081.20	$1,077.70	$1,078.50	$1,079.20	$1,080.40	$1,083.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2009, use the following calculation method. To find the value of your investment on December 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.19	$9.95	$9.95	$8.70	$7.44	$4.94

Ending value (after expenses)	$1,018.80	$1,015.06	$1,015.06	$1,016.31	$1,017.55	$1,020.04

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%

Average annualized expense
ratio for Lipper peer group*	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/09.

Your fund’s portfolio turnover

Putnam funds are actively managed by experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam Equity Income Fund	69%	73%	77%	52%	46%

Lipper Equity Income Funds
category average	54%	43%	42%	45%	46%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on November 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 12/31/08.

Your fund’s management

Your fund’s Portfolio Manager is Bartlett Geer.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Manager has invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of May 31, 2009, and May 31, 2008.

Trustee and Putnam employee fund ownership

As of May 31, 2009, all of the Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds

Trustees	$1,359,000	$36,000,000

Putnam employees	$10,985,000	$357,000,000

Other Putnam funds managed by the Portfolio Manager

Bartlett Geer does not manage any other Putnam mutual funds. He may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 7th percentile in management fees and in the 10th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels.

The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Equity Income Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	53rd

Three-year period	45th

Five-year period	44th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 271, 204, and 138 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Equity Income Funds category for the one-year, five-year, and ten-year periods ended June 30, 2009, were 9%, 21%, and 26%, respectively. Over the one-year, five-year, and ten-year periods ended June 30, 2009, your fund ranked 26th out of 294, 39th out of 186, and 27th out of 104 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 5/31/09 (Unaudited)

COMMON STOCKS (95.2%)*	Shares	Value

Aerospace and defense (1.6%)
Lockheed Martin Corp.	15,000	$1,254,450

Northrop Grumman Corp.	789,900	37,615,038

Raytheon Co.	56,100	2,504,865

		41,374,353
Banking (5.8%)
Bank of America Corp. S	4,921,100	55,460,797

Bank of New York Mellon Corp. (The)	751,500	20,876,670

Comerica, Inc.	327,000	7,089,360

JPMorgan Chase & Co.	669,091	24,689,458

SunTrust Banks, Inc.	185,500	2,443,035

Wells Fargo & Co.	1,408,750	35,923,125

		146,482,445
Biotechnology (3.0%)
Amgen, Inc. †	1,217,800	60,816,932

Genzyme Corp. †	243,000	14,371,020

		75,187,952
Cable television (0.3%)
Comcast Corp. Special Class A	595,600	7,742,800

		7,742,800
Chemicals (2.7%)
CF Industries Holdings, Inc.	60,200	4,673,928

FMC Corp.	472,800	25,696,680

Lubrizol Corp. (The)	634,300	28,334,181

Mosaic Co. (The)	186,200	10,185,140

		68,889,929
Commercial and consumer services (0.2%)
Equifax, Inc.	177,000	4,817,940

		4,817,940
Communications equipment (0.4%)
Cisco Systems, Inc. †	590,300	10,920,550

		10,920,550
Computers (1.4%)
Dell, Inc. †	917,000	10,618,860

EMC Corp. †	886,500	10,416,375

IBM Corp.	81,200	8,629,936

NetApp, Inc. †	254,300	4,958,850

		34,624,021
Conglomerates (0.9%)
Honeywell International, Inc.	326,400	10,823,424

Tyco International, Ltd.	403,500	11,140,635

		21,964,059
Consumer finance (1.4%)
Capital One Financial Corp.	1,491,600	36,454,704

		36,454,704
Consumer goods (3.9%)
Avon Products, Inc.	248,700	6,605,472

Clorox Co.	145,769	7,644,126

Energizer Holdings, Inc. †	920,300	48,094,878

Kimberly-Clark Corp.	705,100	36,587,639

		98,932,115

COMMON STOCKS (95.2%)* cont.	Shares	Value

Containers (0.5%)
Owens-Illinois, Inc. †	449,400	$12,866,322

		12,866,322
Distribution (0.3%)
Genuine Parts Co.	106,800	3,575,664

SYSCO Corp.	199,800	4,787,208

		8,362,872
Electric utilities (7.6%)
Alliant Energy Corp.	378,400	8,979,432

Edison International	1,974,600	57,737,304

Great Plains Energy, Inc. S	2,270,300	34,213,421

NV Energy, Inc.	4,334,100	43,341,000

Pepco Holdings, Inc.	3,769,900	48,933,302

		193,204,459
Electrical equipment (0.7%)
Hubbell, Inc. Class B	497,000	16,505,370

		16,505,370
Electronics (0.7%)
Intel Corp.	163,800	2,574,936

Texas Instruments, Inc.	809,500	15,704,300

		18,279,236
Engineering and construction (0.2%)
KBR, Inc.	272,500	5,019,450

		5,019,450
Financial (3.8%)
Assurant, Inc.	1,655,200	39,112,376

Discover Financial Services	5,888,042	56,289,682

		95,402,058
Forest products and packaging (0.7%)
Packaging Corp. of America	239,400	3,859,128

Sonoco Products Co.	538,100	13,108,116

		16,967,244
Health-care services (3.0%)
AmerisourceBergen Corp.	574,300	21,306,530

Cardinal Health, Inc.	405,200	14,485,900

IMS Health, Inc.	960,612	11,565,768

McKesson Corp.	513,900	21,146,985

WellPoint, Inc. †	129,700	6,040,129

		74,545,312
Insurance (5.9%)
ACE, Ltd.	165,500	7,280,345

Aflac, Inc.	208,700	7,408,850

Allied World Assurance Company Holdings, Ltd. (Bermuda)	377,500	14,250,625

Arch Capital Group, Ltd. †	112,700	6,413,757

Axis Capital Holdings, Ltd.	662,300	15,815,724

Fidelity National Title Group, Inc. Class A	488,500	6,809,690

MetLife, Inc.	1,181,600	37,220,400

PartnerRe, Ltd.	155,699	10,160,917

Platinum Underwriters Holdings, Ltd. (Bermuda)	495,840	14,295,067

RenaissanceRe Holdings, Ltd.	165,200	7,561,204

Travelers Cos., Inc. The	95,100	3,866,766

W.R. Berkley Corp.	614,200	13,321,998

XL Capital, Ltd. Class A	448,300	4,536,796

		148,942,139

COMMON STOCKS (95.2%)* cont.	Shares	Value

Investment banking/Brokerage (6.5%)
Goldman Sachs Group, Inc. (The)	40,000	$5,782,800

Morgan Stanley	1,735,600	52,623,392

State Street Corp.	2,302,200	106,937,190

		165,343,382
Machinery (0.4%)
Deere (John) & Co.	233,600	10,154,592

		10,154,592
Manufacturing (0.6%)
Teleflex, Inc.	359,900	16,141,515

		16,141,515
Media (0.5%)
Time Warner, Inc.	161,800	3,789,356

Viacom, Inc. Class B †	353,400	7,834,878

		11,624,234
Medical technology (1.4%)
Becton, Dickinson and Co. S	146,100	9,888,048

Covidien, Ltd. (Ireland)	272,175	9,722,091

Pall Corp.	578,200	14,848,176

		34,458,315
Metals (0.1%)
Nucor Corp.	60,800	2,669,728

		2,669,728
Oil and gas (15.1%)
BP PLC ADR (United Kingdom) S	1,314,500	65,067,750

Chevron Corp.	1,057,600	70,510,192

ConocoPhillips	219,200	10,048,128

Exxon Mobil Corp.	1,159,100	80,383,585

Marathon Oil Corp.	1,803,300	57,489,204

Occidental Petroleum Corp.	65,500	4,395,705

Total SA (France) S	1,522,145	88,075,960

Total SA ADR (France)	100	5,765

Valero Energy Corp.	240,459	5,379,068

		381,355,357
Pharmaceuticals (7.4%)
Abbott Laboratories	426,800	19,231,608

Johnson & Johnson	904,300	49,881,188

Pfizer, Inc.	5,757,200	87,451,868

Wyeth	685,300	30,742,558

		187,307,222
Power producers (2.4%)
AES Corp. The †	6,008,200	60,021,918

		60,021,918
Real estate (1.7%)
Annaly Capital Management, Inc. R	2,707,700	37,745,338

MFA Mortgage Investments, Inc. R	918,500	5,749,810

		43,495,148
Regional Bells (3.5%)
AT&T, Inc.	1,109,600	27,506,984

Verizon Communications, Inc.	2,113,600	61,843,936

		89,350,920

COMMON STOCKS (95.2%)* cont.			Shares	Value

Retail (5.7%)
CVS Caremark Corp.			1,387,200	$41,338,560

Foot Locker, Inc.			1,399,500	15,548,445

Gap, Inc. (The)			1,580,500	28,211,925

Kroger Co.			714,500	16,290,600

Limited Brands, Inc.			193,700	2,423,187

TJX Cos., Inc. (The)			897,500	26,485,225

Wal-Mart Stores, Inc.			299,200	14,882,208

				145,180,150
Semiconductor (0.7%)
Atmel Corp. †			4,535,000	17,459,750

				17,459,750
Software (2.7%)
Microsoft Corp.			2,477,800	51,761,242

Parametric Technology Corp. †			1,384,500	16,032,510

				67,793,752
Tobacco (1.5%)
Lorillard, Inc.			73,800	5,042,754

Philip Morris International, Inc.			785,600	33,497,985

				38,540,739
Total common stocks (cost $2,202,940,183)				$2,408,382,052

CONVERTIBLE PREFERRED STOCKS (1.8%)*			Shares	Value

Great Plains Energy, Inc. $6.00 cv. pfd.			428,350	$23,370,776

Mylan, Inc. 6.50% cv. pfd.			26,792	22,685,858

Total convertible preferred stocks (cost $40,357,702)				$46,056,634

CONVERTIBLE BONDS AND NOTES (1.7%)*		Principal amount		Value

Alexandria Real Estate Equities, Inc.
144A cv. sr. unsec. notes 8s, 2029 R		$5,821,000		$6,107,393

Alliance Data Systems Corp. 144A cv. sr. notes
4 3/4s, 2014		16,549,000		16,383,510

Prudential Financial, Inc. cv. sr. unsec. notes FRN
0.366s, 2037		21,412,000		21,369,176

Total convertible bonds and notes (cost $41,905,029)				$43,860,079

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Raytheon Co.	6/16/11	$37.50	12,063	$115,925

Total warrants (cost $—)				$115,925

SHORT-TERM INVESTMENTS (3.6%)*	Principal amount/shares			Value

Short-term investments held as collateral for loaned securities with yields ranging from 0.08% to 1.41% and due dates ranging
from June 1, 2009 to June 22, 2010 [d]		$58,650,840		$58,618,180

Putnam Money Market Liquidity Fund [e]		33,586,368		33,586,368

Total short-term investments (cost $92,204,548)				$92,204,548

TOTAL INVESTMENTS

Total investments (cost $2,377,407,462)				$2,590,619,238

* Percentages indicated are based on net assets of $2,529,312,542.

† Non-income-producing security.

d See Note 1 to the financial statements.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at May 31, 2009.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

The rates shown on Floating Rate Notes FRN are the current interest rates at May 31, 2009.

The dates shown on debt obligations are the original maturity dates.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157” ). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement. The following is a summary of the inputs used to value the fund’s net assets as of May 31, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$2,354,008,385	$—

Level 2	236,610,853	—

Level 3	—	—

Total	$2,590,619,238	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/09 (Unaudited)

ASSETS

Investment in securities, at value, including $54,696,111 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,343,821,094)	$2,557,032,870
Affiliated issuers (identified cost $33,586,368) (Note 5)	33,586,368

Cash	1

Dividends, interest and other receivables	8,271,350

Receivable for shares of the fund sold	2,712,938

Receivable for investments sold	57,532,236

Total assets	2,659,135,763

LIABILITIES

Payable for investments purchased	61,006,306

Payable for shares of the fund repurchased	4,752,834

Payable for compensation of Manager (Note 2)	2,886,189

Payable for investor servicing fees (Note 2)	742,665

Payable for custodian fees (Note 2)	21,452

Payable for Trustee compensation and expenses (Note 2)	392,072

Payable for administrative services (Note 2)	5,846

Payable for distribution fees (Note 2)	1,015,172

Collateral on securities loaned, at value (Note 1)	58,618,180

Other accrued expenses	382,505

Total liabilities	129,823,221

Net assets	$2,529,312,542

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 8)	$3,578,978,049

Undistributed net investment income (Notes 1 and 8)	33,861,534

Accumulated net realized loss on investments and foreign currency transactions (Notes 1 and 8)	(1,296,738,817)

Net unrealized appreciation of investments (Note 8)	213,211,776

Total — Representing net assets applicable to capital shares outstanding	$2,529,312,542

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,981,045,808 divided by 175,238,693 shares)	$11.30

Offering price per class A share (100/94.25 of $11.30)*	$11.99

Net asset value and offering price per class B share ($185,748,210 divided by 16,599,441 shares)**	$11.19

Net asset value and offering price per class C share ($59,916,348 divided by 5,336,554 shares)**	$11.23

Net asset value and redemption price per class M share ($29,607,744 divided by 2,643,042 shares)	$11.20

Offering price per class M share (100/96.50 of $11.20)*	$11.61

Net asset value, offering price and redemption price per class R share
($10,133,786 divided by 900,765 shares)	$11.25

Net asset value, offering price and redemption price per class Y share
($262,860,646 divided by 23,248,830 shares)	$11.31

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 5/31/09 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $352,269)	$41,758,785

Interest (including interest income of $7,121 from investments in affiliated issuers) (Note 5)	232,871

Securities lending	1,950

Total investment income	41,993,606

EXPENSES

Compensation of Manager (Note 2)	6,062,955

Investor servicing fees (Note 2)	4,984,926

Custodian fees (Note 2)	17,875

Trustee compensation and expenses (Note 2)	67,098

Administrative services (Note 2)	49,045

Distribution fees — Class A (Note 2)	2,254,706

Distribution fees — Class B (Note 2)	912,589

Distribution fees — Class C (Note 2)	271,577

Distribution fees — Class M (Note 2)	100,950

Distribution fees — Class R (Note 2)	21,380

Other	640,856

Fees waived and reimbursed by Manager (Note 2)	(497,479)

Total expenses	14,886,478

Expense reduction (Note 2)	(254,110)

Net expenses	14,632,368

Net investment income	27,361,238

Net realized loss on investments (Notes 1 and 3)	(522,838,096)

Net realized gain on foreign currency transactions (Note 1)	47,302

Net unrealized appreciation of investments during the period	678,438,349

Net gain on investments	155,647,555

Net increase in net assets resulting from operations	$183,008,793

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 5/31/09*	Year ended 11/30/08

Operations:
Net investment income	$27,361,238	$63,192,042

Net realized loss on investments and foreign currency transactions	(522,790,794)	(263,706,015)

Net unrealized appreciation (depreciation) of investments	678,438,349	(973,180,509)

Net increase (decrease) in net assets resulting from operations	183,008,793	(1,173,694,482)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(22,620,502)	(48,784,571)

Class B	(1,558,479)	(3,378,723)

Class C	(454,694)	(819,604)

Class M	(268,176)	(582,850)

Class R	(98,471)	(131,759)

Class Y	(3,438,929)	(5,665,524)

Net realized short-term gain on investments

Class A	—	(1,638,566)

Class B	—	(156,312)

Class C	—	(43,174)

Class M	—	(23,078)

Class R	—	(6,764)

Class Y	—	(160,519)

Redemption fees (Note 1)	22,684	8,879

Increase (decrease) from capital share transactions (Note 4)	234,543,024	(335,347,268)

Total increase (decrease) in net assets	389,135,250	(1,570,424,315)

NET ASSETS

Beginning of period	2,140,177,292	3,710,601,607

End of period (including undistributed net investment
income of $33,861,534 and $35,596,362, respectively)	$2,529,312,542	$2,140,177,292

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio of net
			Net realized			From						of expenses	investment
	Net asset value,		and unrealized	Total from	From net	net realized			Net asset	Total return	Net assets,	to average	income (loss)
	beginning	Net investment	gain (loss) on	investment	investment	gain on	Total	Redemption	value, end of	at net asset	end of period	net assets	to average	Portfolio
Period ended	of period	income (loss) [a,b]	investments	operations	income	investments	distributions	fees [c]	period	value (%) [d]	(in thousands)	(%) [b,e]	net assets (%) [b]	turnover (%)

Class A
May 31, 2009 **	$10.59	.12	.73	.85	(.14)	—	(.14)	—	$11.30	8.12 *	$1,981,046	.61 *	1.21 *	72.14 *
November 30, 2008	16.27	.30	(5.69)	(5.39)	(.28)	(.01)	(.29)	—	10.59	(33.60)	1,729,477	1.04	2.09	69.23
November 30, 2007	17.35	.30	.55	.85	(.30)	(1.63)	(1.93)	—	16.27	5.39	2,796,331.98		1.64	73.01
November 30, 2006	16.71	.31 [f]	2.62	2.93	(.26)	(2.03)	(2.29)	—	17.35	17.73	2,732,861	.95 [f]	1.74 [f]	76.99
November 30, 2005	16.83	.28 [g]	1.23	1.51	(.23)	(1.40)	(1.63)	—	16.71	8.99	2,387,387.98		1.58 [g]	52.27
November 30, 2004	14.84	.24	1.96	2.20	(.21)	—	(.21)	—	16.83	14.93	2,033,669	1.07	1.51	46.07

Class B
May 31, 2009 **	$10.48	.08	.73	.81	(.10)	—	(.10)	—	$11.19	7.77 *	$185,748	.99 *	.83 *	72.14 *
November 30, 2008	16.09	.19	(5.63)	(5.44)	(.16)	(.01)	(.17)	—	10.48	(34.11)	163,856	1.79	1.30	69.23
November 30, 2007	17.18	.16	.54	.70	(.16)	(1.63)	(1.79)	—	16.09	4.55	434,031	1.73	.88	73.01
November 30, 2006	16.56	.17 [f]	2.61	2.78	(.13)	(2.03)	(2.16)	—	17.18	16.86	598,199	1.70 [f]	.96 [f]	76.99
November 30, 2005	16.68	.14 [g]	1.24	1.38	(.10)	(1.40)	(1.50)	—	16.56	8.24	725,437	1.73	.83 [g]	52.27
November 30, 2004	14.71	.12	1.94	2.06	(.09)	—	(.09)	—	16.68	14.07	819,239	1.82	.76	46.07

Class C
May 31, 2009 **	$10.51	.09	.73	.82	(.10)	—	(.10)	—	$11.23	7.85 *	$59,916	.99 *	.84 *	72.14 *
November 30, 2008	16.15	.19	(5.66)	(5.47)	(.16)	(.01)	(.17)	—	10.51	(34.15)	45,378	1.79	1.32	69.23
November 30, 2007	17.24	.16	.55	.71	(.17)	(1.63)	(1.80)	—	16.15	4.58	92,850	1.73	.88	73.01
November 30, 2006	16.61	.17 [f]	2.62	2.79	(.13)	(2.03)	(2.16)	—	17.24	16.90	96,929	1.70 [f]	.98 [f]	76.99
November 30, 2005	16.74	.14 [g]	1.23	1.37	(.10)	(1.40)	(1.50)	—	16.61	8.18	90,222	1.73	.83 [g]	52.27
November 30, 2004	14.76	.12	1.95	2.07	(.09)	—	(.09)	—	16.74	14.09	80,165	1.82	.76	46.07

Class M
May 31, 2009 **	$10.49	.10	.72	.82	(.11)	—	(.11)	—	$11.20	7.92 *	$29,608	.86 *	.96 *	72.14 *
November 30, 2008	16.12	.22	(5.64)	(5.42)	(.20)	(.01)	(.21)	—	10.49	(33.96)	24,102	1.54	1.57	69.23
November 30, 2007	17.21	.21	.54	.75	(.21)	(1.63)	(1.84)	—	16.12	4.85	53,415	1.48	1.14	73.01
November 30, 2006	16.59	.21 [f]	2.62	2.83	(.18)	(2.03)	(2.21)	—	17.21	17.15	56,203	1.45 [f]	1.23 [f]	76.99
November 30, 2005	16.70	.19 [g]	1.23	1.42	(.13)	(1.40)	(1.53)	—	16.59	8.49	53,673	1.48	1.11 [g]	52.27
November 30, 2004	14.73	.16	1.94	2.10	(.13)	—	(.13)	—	16.70	14.32	133,313	1.57	1.01	46.07

Class R
May 31, 2009 **	$10.54	.11	.73	.84	(.13)	—	(.13)	—	$11.25	8.04 *	$10,134	.74 *	1.09 *	72.14 *
November 30, 2008	16.20	.27	(5.67)	(5.40)	(.25)	(.01)	(.26)	—	10.54	(33.79)	7,136	1.29	1.89	69.23
November 30, 2007	17.29	.25	.56	.81	(.27)	(1.63)	(1.90)	—	16.20	5.13	7,492	1.23	1.39	73.01
November 30, 2006	16.67	.27 [f]	2.60	2.87	(.22)	(2.03)	(2.25)	—	17.29	17.38	3,734	1.20 [f]	1.51 [f]	76.99
November 30, 2005	16.79	.23 [g]	1.24	1.47	(.19)	(1.40)	(1.59)	—	16.67	8.75	2,417	1.23	1.33 [g]	52.27
November 30, 2004	14.81	.20	1.96	2.16	(.18)	—	(.18)	—	16.79	14.65	1,280	1.32	1.28	46.07

Class Y
May 31, 2009 **	$10.59	.14	.73	.87	(.15)	—	(.15)	—	$11.31	8.36 *	$262,861	.49 *	1.34 *	72.14 *
November 30, 2008	16.27	.34	(5.69)	(5.35)	(.32)	(.01)	(.33)	—	10.59	(33.43)	170,229.79		2.34	69.23
November 30, 2007	17.36	.34	.55	.89	(.35)	(1.63)	(1.98)	—	16.27	5.58	326,482.73		1.88	73.01
November 30, 2006	16.72	.35 [f]	2.63	2.98	(.31)	(2.03)	(2.34)	—	17.36	18.01	297,560	.70 [f]	1.97 [f]	76.99
November 30, 2005	16.83	.32 [g]	1.24	1.56	(.27)	(1.40)	(1.67)	—	16.72	9.31	311,701.73		1.84 [g]	52.27
November 30, 2004	14.84	.28	1.96	2.24	(.25)	—	(.25)	—	16.83	15.22	385,798.82		1.76	46.07

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	35

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to May 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

May 31, 2009	0.02%

November 30, 2008	<0.01

November 30, 2007	<0.01

November 30, 2006	<0.01

November 30, 2005	<0.01

November 30, 2004	<0.01

c Amount represent less than $0.01 per share.

d Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

e Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

f Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.02% of average net assets for the period ended November 30, 2006.

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices. As a result, the expenses of each class reflect a reduction of the following amounts:

		Percentage of
	Per share	average net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 5/31/09 (Unaudited)

Note 1: Significant accounting policies

Putnam Equity Income Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek current income by investing primarily in a diversified portfolio of income-producing equity securities. Capital growth is a secondary objective when consistent with seeking current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At May 31, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At May 31, 2009, the value of securities loaned amounted to $57,118,011. Certain of these securities were sold prior to period end and are included in the Receivable for securities sold on the Statement of assets and liabilities. The fund received cash collateral of $58,618,180 which is pooled with collateral of other Putnam funds into 35 issues of short-term investments.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At November 30, 2008, the fund had a capital loss carryover of $122,439,796 available to the extent allowed by the Code to offset future net capital gain, if any. As a result of the December 26, 2008 merger, the fund acquired $246,454,179 in capital loss carryovers from Putnam New Value Fund. The amounts of the combined carryovers and the expiration dates are:

Loss Carryover	Expiration

$368,893,975	November 30, 2016

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending November 30, 2009 $116,132,837 of losses recognized during the period November 1, 2008 to November 30, 2008.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending November 30, 2009 $263,884,439 of losses acquired from the merger of Putnam New Value Fund into the fund, which were recognized during the period November 1, 2008 to December 26, 2008 a portion of which could be limited by Section 381 of the Code.

The aggregate identified cost on a tax basis is $2,433,973,234, resulting in gross unrealized appreciation and depreciation of $347,062,721 and $190,416,717, respectively, or net unrealized appreciation of $156,646,004.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the period ended May 31, 2009, Putnam Management waived $497,479 of its management fee from the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the six months ended May 31, 2009, are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended May 31, 2009, the fund’s expenses were reduced by $1,598 under the expense offset arrangements and by $252,512 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,356, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended May 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $85,769 and $852 from the sale of class A and class M shares, respectively, and received $109,390 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended May 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,083 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended May 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,668,107,376 and $1,840,486,923, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At May 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 5/31/09		Year ended 11/30/08

Class A	Shares	Amount	Shares	Amount

Shares sold	20,183,094	$205,795,023	52,945,052	$779,404,032

Shares issued in connection with	2,047,099	21,244,140	3,246,135	47,533,511
reinvestment of distributions

Shares issued in connection with the	34,782,491	363,108,361	—	—
merger of Putnam New Value Fund

	57,012,684	590,147,524	56,191,187	826,937,543

Shares repurchased	(45,153,131)	(459,010,468)	(64,712,126)	(905,199,277)

Net increase (decrease)	11,859,553	$131,137,056	(8,520,939)	$(78,261,734)

	Six months ended 5/31/09		Year ended 11/30/08

Class B	Shares	Amount	Shares	Amount

Shares sold	1,111,741	$11,295,553	2,180,243	$30,985,084

Shares issued in connection with	141,518	1,456,434	224,464	3,270,706
reinvestment of distributions

Shares issued in connection with the	6,045,798	62,554,665	—	—
merger of Putnam New Value Fund

	7,299,057	75,306,652	2,404,707	34,255,790

Shares repurchased	(6,335,913)	(63,679,199)	(13,743,978)	(197,065,815)

Net increase (decrease)	963,144	$11,627,453	(11,339,271)	$(162,810,025)

	Six months ended 5/31/09		Year ended 11/30/08

Class C	Shares	Amount	Shares	Amount

Shares sold	527,478	$5,354,988	667,329	$9,028,495

Shares issued in connection with	37,561	387,934	51,156	743,504
reinvestment of distributions

Shares issued in connection with the	1,672,616	17,363,096	—	—
merger of Putnam New Value Fund

	2,237,655	23,106,018	718,485	9,771,999

Shares repurchased	(1,217,280)	(12,072,294)	(2,152,952)	(30,351,203)

Net increase (decrease)	1,020,375	$11,033,724	(1,434,467)	$(20,579,204)

	Six months ended 5/31/09		Year ended 11/30/08

Class M	Shares	Amount	Shares	Amount

Shares sold	140,903	$1,437,432	337,970	$4,772,208

Shares issued in connection with	24,711	254,303	39,304	572,993
reinvestment of distributions

Shares issued in connection with the	828,160	8,573,936	—	—
merger of Putnam New Value Fund

	993,774	10,265,671	377,274	5,345,201

Shares repurchased	(648,377)	(6,537,599)	(1,394,214)	(19,705,217)

Net increase (decrease)	345,397	$3,728,072	(1,016,940)	$(14,360,016)

	Six months ended 5/31/09		Year ended 11/30/08

Class R	Shares	Amount	Shares	Amount

Shares sold	273,089	$2,765,397	341,586	$4,789,717

Shares issued in connection with	9,044	93,421	9,010	129,846
reinvestment of distributions

Shares issued in connection with the	128,908	1,339,934	—	—
merger of Putnam New Value Fund

	411,041	4,198,752	350,596	4,919,563

Shares repurchased	(187,499)	(1,910,877)	(135,996)	(1,910,692)

Net increase	223,542	$2,287,875	214,600	$3,008,871

	Six months ended 5/31/09		Year ended 11/30/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	11,596,978	$119,525,934	5,747,214	$78,715,705

Shares issued in connection with	330,965	3,436,922	394,724	5,822,996
reinvestment of distributions

Shares issued in connection with the	964,280	10,064,285	—	—
merger of Putnam New Value Fund

	12,892,223	133,027,141	6,141,938	84,538,701

Shares repurchased	(5,719,640)	(58,298,297)	(10,126,429)	(146,883,861)

Net increase (decrease)	7,172,583	$74,728,844	(3,984,491)	$(62,345,160)

Note 5: Investment in Putnam Money Market
Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $7,121 for the period ended May 31, 2009. During the period ended May 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $106,602,886 and $73,016,518, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncement

In April 2009, FASB issued FASB Staff Position FSP FAS 157-4 which amends FASB Statement No. 157, Fair Value Measurements, and is effective for interim and annual periods ending after June 15, 2009. FSP FAS 157-4 provides additional guidance when the volume and level of activity for the asset or liability measured at fair value has significantly decreased. Additionally, FSP FAS 157-4 expands disclosure by reporting entities with respect to categories of assets and liabilities carried at fair value. Putnam Management believes applying the provisions of FSP FAS 157-4 will not have a material impact on the fund’s financial statements.

Note 8: Acquisition of Putnam New Value Fund

On December 29, 2008, the fund issued 34,782,491, 6,045,798, 1,672,616, 828,160, 128,908 and 964,280 class A, class B, class C, class M, class R and class Y shares, respectively, for 45,682,009, 7,885,529, 2,213,463, 1,073,983, 170,486 and 1,268,861 class A, class B, class C, class M, class R and class Y shares of Putnam New Value Fund to acquire that fund’s net assets in a tax-free exchange. The net assets of the fund and Putnam New Value Fund on December 26, 2008, were $2,101,542,138 and $463,004,277, respectively. On December 26, 2008, Putnam New Value Fund had distributions in excess of net investment income of 656,815, accumulated net realized loss of $478,809,618 and unrealized depreciation of $25,923,528. The aggregate net assets of the fund immediately following the acquisition were $2,564,546,415.

Information presented in the Statement of operations and changes in net assets reflect only the operations of Putnam Equity Income Fund.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡‡
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

‡ Prior to November 30, 2008, the fund was known as Putnam AMT-Free Insured Municipal Fund.

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

Tax-free income
AMT-Free Municipal Fund‡
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund**
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund††

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

‡‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	George Putnam, III	Beth S. Mazor
Putnam Investment	Robert L. Reynolds	Vice President
Management, LLC	W. Thomas Stephens
One Post Office Square	Richard B. Worley	James P. Pappas
Boston, MA 02109		Vice President
Officers
Marketing Services	Robert L. Reynolds	Francis J. McNamara, III
Putnam Retail Management	President	Vice President and
One Post Office Square		Chief Legal Officer
Boston, MA 02109	Charles E. Porter
	Executive Vice President,	Robert R. Leveille
Custodian	Principal Executive Officer,	Vice President and
State Street Bank	Associate Treasurer and	Chief Compliance Officer
and Trust Company	Compliance Liaison
Mark C. Trenchard
Legal Counsel	Jonathan S. Horwitz	Vice President and
Ropes & Gray LLP	Senior Vice President	BSA Compliance Officer
and Treasurer
Trustees		Judith Cohen
John A. Hill, Chairman	Steven D. Krichmar	Vice President, Clerk and
Jameson A. Baxter,	Vice President and	Assistant Treasurer
Vice Chairman	Principal Financial Officer
Ravi Akhoury		Wanda M. McManus
Charles B. Curtis	Janet C. Smith	Vice President, Senior Associate
Robert J. Darretta	Vice President, Principal	Treasurer and Assistant Clerk
Myra R. Drucker	Accounting Officer and
Paul L. Joskow	Assistant Treasurer	Nancy E. Florek
Elizabeth T. Kennan		Vice President, Assistant Clerk,
Kenneth R. Leibler	Susan G. Malloy	Assistant Treasurer and
Robert E. Patterson	Vice President and	Proxy Manager
Assistant Treasurer

This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

SA020 256952 7/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Equity Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: July 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: July 29, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: July 29, 2009